UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2014

Xplore Technologies Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-52697	26-0563295
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14000 Summit Drive, Suite 900
Austin, Texas 78728
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(512) 336-7797

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1— Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On September 16, 2014, a wholly owned subsidiary of Xplore Technologies Corp. (the “Company”) entered into a Reinstatement and Amendment of Inventory Finance Rider and Purchase Order Finance Rider to Accounts Receivable Purchasing Agreement (the “ARPA Reinstatement and Amendment Agreement”) with DSCH Capital Partners, LLC, d/b/a Far West Capital (“FWC”), which amended a previously executed Accounts Receivable Purchasing Agreement, dated December 10, 2009, as amended to date (the “ARPA”). Under the ARPA, which is guaranteed by the Company, FWC can purchase, in its sole discretion, eligible accounts receivable of Xplore Technologies Corporation of America (“Xplore America”) on a revolving basis, up to a maximum of $8,500,000. Under the terms of a Purchase Order Rider to the ARPA, dated April 29, 2010 (the “PO Rider”), Xplore America could receive advances under the ARPA against eligible purchase orders. Under the terms of an Inventory Finance Rider to the ARPA, dated August 26, 2011 (the “Inventory Rider”), Xplore America could receive advances under the ARPA against eligible inventory. The Inventory Rider overrode the PO Rider and thereafter expired in accordance with its terms.

The ARPA Reinstatement and Amendment Agreement reinstated the Inventory Rider to allow for advances against eligible inventory of up to $1,500,000, subject to certain limitations, and fully reinstated the PO Rider under its previous terms. The ARPA Reinstatement and Amendment Agreement also amended the definition of eligible accounts receivables to include those accounts resulting from sales by Xplore America outside North America, which were previously eliminated. In connection with the ARPA Reinstatement and Amendment Agreement, the Company executed an Acknowledgement and Agreement of Guarantor, acknowledging the execution of the ARPA Reinstatement and Amendment Agreement and reaffirming its obligations to guarantee the ARPA, among other things.

The above description of the ARPA Reinstatement and Amendment Agreement is qualified in its entirety by reference to the terms of the ARPA Reinstatement and Amendment Agreement attached hereto as Exhibit 10.1.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
10.1	Fifth Amendment to Accounts Receivable Purchasing Agreement, dated as of June 29, 2012, by and among Xplore America and FWC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xplore Technologies Corp.

By:	/s/Michael J. Rapisand
Name:	Michael J. Rapisand
Title:	Chief Financial Officer

Dated: September 18, 2014

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